TYPE: 8-K SEQUENCE: 1 DESCRIPTION: FORM 8-K
SECURITIES AND EXCHANGE COMMISION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 20, 2001

ACE HARDWARE CORPORATION
(Exact name of Registrant as Specified in its Charter)

                                  DELEWARE                                2-55860                                  36-0700810
                   (State or Other Jurisdiction of         Commission File Number                   (IRS Employer
                   Incorporation or Organization)                                                                   Identification No.)

2200 Kensington Court, Oak Brook, IL                    60523
   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code 630-990-6600

ITEM 5. OTHER EVENTS

The Registrant provides Notice of Annual Meeting of Stockholders on June 4, 2001 and Proxy solicited by Board of Directors and related information, which are attached hereto as Exhibits 99-A through 99-D.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99-A  Letter to Our Ace Retailer Shareholders from David F. Hodnik, President and CEO and Howard                             J. Jung, Chairman of the Board.
EXHIBIT 99-B  Notice of Annual Shareholders Meeting on June 4, 2001
EXHIBIT 99-C  Proxy solicited by Board of Directors
EXHIBIT 99-D  Reservation Card

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       Ace Hardware Corporation
                                                                                                  (Registrant)

Date: May 8, 2001                                                                     Rita D. Kahle
                                                                                                     (Signature)
                                                                                                   Name: Rita D. Kahle
                                                                                                   Title: Executive Vice President
                                                                                                   (Principal Financial and Accounting Officer)

                                                                                                                      Exhibit 99-A
April 6, 2001

TO:    Ace Retailer Shareholders

Enclosed is a formal notice of the Annual Shareholders' Meeting that will be held on Monday, June 4, 2001. As of this date, the matters that will be acted upon at the meeting will be the election of three directors.

The enclosed notice contains an Explanatory Summary giving the names and background information of each of the three persons recommended by the Board of Directors for election as directors.

Two of the directors to be chosen are to be elected to positions in the third director class to serve for 3-year terms. One member will be a dealer director at large and one member will be a regional dealer director. The regional dealer director will be elected from Region 5. As provided in the By-laws, regional dealer directors are elected from designated geographic regions of the United States.

The other director to be chosen is to be elected to a position in the first director class to serve for a 2-year term. This member will be a non dealer director.

Please review the enclosed materials carefully and then complete, sign, date and mail the enclosed proxy card in the envelope provided for your convenience. The prompt return of your proxy enables the business of the meeting to proceed and will save your Company additional expenses of a follow-up solicitation.

Of course, if you find it convenient to attend the meeting, you may rescind your proxy vote and vote in person.

Sincerely,

Howard J. Jung                                                                                  David F. Hodnik
Chairman of the Board                                                                     President and CEO

                                                                                                                   Exhibit 99-B
ACE HARDWARE CORPORATION
NOTICE OF ANNUAL SHAREHOLDERS MEETING
June 4, 2001

Ace Hardware Corporation will hold its Annual Shareholders Meeting on Monday, June 4, 2001, at 9:00 A.M., Central Daylight Saving Time. The meeting will be in Krausman Hall at the general office of the Corporation, 2200 Kensington Court, Oak Brook, Illinois. At the meeting, we will:

(1)  Elect two members of the Board of Directors of the third class to serve for 3-year terms. One member will be        a dealer director at large and one member will be a regional dealer director. The regional dealer director will        be elected from Region 5.

(2)  Elect one non dealer director as a member of the Board of Directors of the first class to serve for a 2-year        term; and

(3)  Transact such other business properly presented at the meeting.

Shareholders owning Class A stock outstanding at the close of business on April 6, 2001 are entitled to notice of, and to vote at the meeting.

The names of the three persons nominated for election as directors together with background information concerning each of them, are included in the attached Explanatory Summary.

By order of the Board of Directors

DAVID W. LEAGUE

April 6, 2001                                                                 Secretary

IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY

In order that there may be proper representation at the meeting, we urge you to sign and return the enclosed proxy in the envelope provided. Your cooperation in promptly returning your signed proxy will reduce expenses that we will incur if we must follow up this solicitation of proxies. Submission of a signed proxy will not prevent you from voting in person at the meeting if you so desire.

ACE HARDWARE CORPORATION
2200 Kensington Court
Oak Brook, Illinois 60523-2100

EXPLANATORY SUMMARY FURNISHED IN CONNECTION WITH
SOLICITATION OF PROXIES BY BOARD OF DIRECTORS

The Board of Directors solicits proxies in the enclosed form for use at the Annual Shareholders Meeting and at any adjournment thereof. Voting instructions are included on the proxy card. If you properly sign and return your proxy, your share will be voted as you have directed on the proxy card. If you properly submit your proxy but do not specify how you want your share voted, the share will be voted FOR the election of all nominees for Director recommended by the Board of Directors. We do not know of any other matters to be presented or acted upon at the meeting.  If any other matter properly comes before the meeting, the shares represented will be voted in accordance with the judgment of the person or persons voting those shares. You may change your vote at any time by voting in person at the Annual Meeting or by submitting another properly executed proxy with a later date that has been submitted.

Only the record shareholders of Class A stock at the close of business on April 6, 2001, will be entitled to vote at the meeting. The exact number of outstanding shares of Class A stock on the record date of April 6, 2001, will be reported at the meeting. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting. There will not be cumulative voting for the election of directors.

Even if you expect to attend the meeting in person, we request that you return your executed proxy in the enclosed envelope as promptly as possible. This will assure that a quorum of the Class A stock is represented at the meeting and enables the business of the meeting to be conducted as expeditiously as possible.

The Company pays for the cost of soliciting proxies in the enclosed form. Proxies may also be solicited by employees, officers and directors of the Company by mail, telephone, fax, email or in person.

The Company's 2000 Annual Report, including financial statements, has been mailed to each shareholder.

ELECTION OF DIRECTORS

The Board is presently comprised of 11 persons. Mr. Nathusius, a dealer director at large, is not seeking re-election to the Board. In accordance with Article IV of the Company's By-laws, the Board of Directors has determined that, effective June 4, 2001; the Board shall be comprised of 10 persons. The Board has determined that two directors shall be dealer directors at large, one shall be a non-dealer director, and that all 7 remaining members of the Board as to be constituted following the 2001 Annual Shareholders Meeting, shall be regional dealer directors.

Each dealer director must be either the owner of a retail business organization owning stock of the Company or an executive officer, general partner, or general manager of such a retail business organization.

As also provided by the Company's By-laws, the Board of Directors has established 7 geographic regions of the United States from which regional dealer directors are to be chosen. The Board has authority from time to time to make revisions in the geographic composition of such regions, as well as to change the number of regions. Determinations are to be made by the Board each year as to the regions from which regional dealer directors to be elected at the next annual meeting shall be chosen. In the discretion of the Board, two or more dealer directors from the same region may serve on the Board at the same time.

The current geographic composition of each of the regions established by the Board of Directors for the election of regional dealer directors pursuant to the applicable By-law provisions is as follows:

Region 1 -     Maine, New Hampshire, Vermont, Massachusetts, Connecticut, Rhode Island, New York,                        Pennsylvania, New Jersey;

Region 2 -     Delaware, Maryland, Virginia, West Virginia, Kentucky, Tennessee, North Carolina, South                        Carolina, District of Columbia, Ohio;

Region 3 -     Alabama, Mississippi, Georgia, Florida;

Region 4 -     Indiana, Illinois, Michigan, Wisconsin;

Region 5 -     Iowa, Missouri, Nebraska, Kansas, Colorado, Idaho, Minnesota, Montana, North Dakota, South                        Dakota, Utah, Wyoming;

Region 6 -     Arkansas, Louisiana, Oklahoma, Texas, Arizona, New Mexico;

Region 7 -     Alaska, Washington, Oregon, Nevada, California, Hawaii;

The present directors, their respective director regions and classes, and the years of expiration of their current terms of office are as follows:

Director	Region	Class	Year of Expiration of Current Term

Eric R. Bibens II	1	First	2003
D. William Hagan	3	First	2003
Jennifer C. Anderson	7	First	2003
Richard A. Karp	N/A	First	2003
J. Thomas Glenn	2	Second	2002
Richard F. Baalmann Jr.	4	Second	2002
Richard W. Stein	6	Second	2002
Lawrence R. Bowman	5	Third	2001
Daniel L. Gust	5	Third	2001
Howard J. Jung	N/A	Third	2001
Mario R. Nathusius	N/A	Third	2001

As required by the By-laws, the Board of Directors has determined that at the 2001 Annual Shareholders Meeting one position on the Board currently held by a director of the third class whose term expires in 2001, shall be reclassified to the first class and shall be filled by a person to be elected for a 2 year term as a non-dealer director; and two of the positions on the Board currently held by directors of the third class whose terms expire in 2001 shall be filled by persons to be elected for 3-year terms as follows: one dealer director at large and one dealer director from Region 5.

Under the By-laws, Mr. Bowman is not eligible for re-election upon expiration of his term in 2001; however, Mr. Jung and Mr. Gust are eligible for re-election. As authorized by a provision in the By-laws under which the Board of Directors can propose the nomination for re-election of any eligible incumbent director, the Board has determined that Mr. Jung should be nominated for re-election for an additional term of two years and that Mr. Gust should be nominated for re-election at the 2001 Annual Meeting for an additional term of three years. The Board has also determined that Mr. David Ziegler should be nominated for election as a dealer director at large for a term of three years.

The Board of Directors recommends that shareholders vote FOR all three nominees referred to above.

The director regions, classes and terms for which they are being nominated, together with background information concerning each nominee, is set forth below.

Region, Class and Term Nominee

Region 5, Third and 3 years                      Daniel L. Gust, 51, owns two Ace Hardware stores in Colorado, including a new 23,000 sq. ft. store with the new Vision 21 décor. Mr. Gust earned a bachelor of science degree in mechanical engineering in 1972 and in 1983 he earned an MBA degree from Texas Tech University. He worked for Winnebago Industries, Inc., in the engineering field from 1972 to 1979. For the next five years, he worked for Texas Instruments Consumer products Group as a quality assurance manager, and from 1984 to 1990 for Miniscribe Corp. as director of Asia-Pacific sales, as well as vice president of quality and reliability. Mr. Gust has been an Ace retailer since 1990. He currently serves on the board of Wells Fargo Bank - Longmont and has recently served as Chairman of the Board of the Longmont Area Chamber of Commerce and on the board of the Longmont YMCA. He has been nominated for re-election to a three-year term from Region 5.

Region N/A, Third and 3 years                    David S. Ziegler, 45, is the Vice President of Z Hardware Co., a 10-store Ace chain in the northwest suburbs of Chicago. Mr. Ziegler earned a bachelor of science degree in business administration in 1976 from Drake University, Des Moines, Iowa, and went on to become a certified public accountant in 1977. Prior to joining the family business in 1979, he worked for three years at Arthur Young & Co. in Des Moines in the audit and tax departments. Mr. Ziegler currently is chairman of the City of Elgin Metra Task Force and treasurer of the First United Methodist Church in Elgin. He also serves as a director of the Northern Illinois United Methodist Clergy Fund and the City of Elgin Riverfront Action Committee. Mr. Ziegler has been nominated to serve as a director at-large for a three-year term.

Region, Class and Term Nominee

Region N/A, First and 2 years                    Howard J. Jung, 53, owns a 14,800 sq. ft. Ace Hardware store in Raleigh, N.C. Mr. Jung graduated from the University of Illinois in 1970 with a bachelor of science degree. He went on to work for IBM in its data processing division in Springfield, Ill., and left the company in 1975 to open an Ace Hardware store in Raleigh along with his wife, Brug. Mr. Jung serves as chairman of the board of directors for Paragon Commercial Bank and remains active in the Cary Rotary Club as well as numerous church activities. He has been nominated for re-election to a two-year term to serve as chairman of the board.

The principal occupation of Mr. Gust, Mr. Ziegler and Mr. Jung during the past 5 years or more consisted of being an owner, officer or manager of a retail hardware business.

The Board of Directors expects all nominees to be available for election. If any nominee named above should refuse or become unable to serve as a director, the Board may substitute another person as nominee. In that case, under this proxy, your share will be voted for that other person.

Again, your shares will be voted according to your instructions as indicated on your properly submitted proxy. If you properly submit your proxy but do not provide voting instructions, your shares will be voted FOR the election of the three nominees.

OTHER MATTERS

As of the date of this notice, the Board of Directors has no knowledge of matters to be presented at the meeting other than those described above. If, however, any additional matters are presented by others, the proxy holders have been vested by the Board of Directors with discretionary powers to vote the shares represented by the proxies held by them in accordance with their own best judgment with respect to all such matters.

By Order of the Board of Directors

DAVID W. LEAGUE

April 6, 2001                                                              Secretary

                                                                                                                           Exhibit 99-C
ACE HARDWARE CORPORATION
PROXY

This proxy is solicited on behalf of the Board of Directors for the Annual Shareholders Meeting on June 4, 2001.

As the holder, or the authorized agent of the holder, of 1 share of Class A stock of Ace Hardware Corporation issued as of the record date of April 6, 2001 for the Ace store designated by the number shown on the reverse side hereof, the undersigned does hereby constitute and appoint Eric R. Bibens II, D. William Hagan and Jennifer C. Anderson and each of them, with each to have full power of substitution, as Proxies to vote said share of stock at the annual shareholders meeting of Ace Hardware Corporation to be held at 9:00 A.M. on Monday, June 4, 2001, and at any adjournment thereof, on all matters coming before said meeting. If no directions are given on the other side of this card, the Proxies will vote FOR the election of all director nominees recommended by the Board of Directors and in their discretion on any other business that may properly come before the meeting. The Proxies appointed herein may act by a majority of such of said Proxies as shall be present at the meeting (or if only one is present then by that one). Any prior Proxies given by the undersigned with respect to said meeting are hereby revoked.

(Continued and to be signed on the reverse side)

(Continued from the other side)
Election of Directors:

__ FOR all nominees listed below                                         __ WITHHOLD AUTHORITY
     (except as marked to the contrary below)                              to vote for all nominees
                                                                                                      listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Howard J. Jung, Daniel L. Gust, David S. Ziegler

Dated:

                                                                 (Legal corporate, partnership or business name)

Ace Store #                                    By
                                                             (In the case of a corporate or partnership stockholder, an appropriate officer or partner should sign and his title
                                                              should be inserted. If the stock is held in joint tenancy, each holder should sign.)

ANNUAL SHAREHOLDERS MEETING
MONDAY, JUNE 4, 2001

The Annual Shareholders Meeting of Ace Hardware Corporation will be held on Monday, June 4, 2001 at the Ace corporate offices, 2200 Kensington Court, Krausman Hall - 3rd Floor, Oak Brook, Illinois.

You are invited to join the Ace Staff for a continental breakfast at 8:30 A.M. The Meeting will begin promptly at 9:00 A.M.

IF YOU PLAN TO ATTEND, please return the Reservation Form so that proper arrangements can be made for the breakfast and meeting.

Please Note: Ace Hardware adopted a "Tobacco Free Policy" several years ago. Smoking is not permitted anywhere within our corporate office facilities. Your efforts in maintaining a healthier, smoke-free work environment are appreciated by the Company and employees.

ANNUAL SHAREHOLDERS MEETING
MONDAY, JUNE 4, 2001

Please reserve _____ places for the following person(s) who plan to attend the Continental Breakfast and Annual Meeting.

______________________________                  ______________________________

______________________________                  ______________________________

Return form to:                                                                         Store Stamp

Ace Hardware Corporation
2200 Kensington Court
Oak Brook, Illinois 60523
Attn: Chairman's Office